UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 21, 2007

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09764 (Commission File Number)	11-2534306 (IRS Employer Identification No.)

1101 Pennsylvania Avenue, N.W., Suite 1010
Washington, D.C.  20004
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 393-1101

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 21, 2007, Harman International Industries, Incorporated (“Harman”) issued a press release announcing it had been informed that Kohlberg Kravis Roberts & Co. L.P. (“KKR”) and GS Capital Partners VI Fund, L.P. (“GSCP”) no longer intend to complete the previously announced acquisition of Harman by a company formed by investment funds affiliated with or sponsored by KKR and GSCP on the terms of the previously announced Agreement and Plan of Merger, dated April 26, 2007.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

On September 24, 2007, Harman issued a press release providing financial guidance for the first quarter and the fiscal year ending June 30, 2008 and announcing an investor conference call.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Harman International Industries, Incorporated press release, dated September 21, 2007.
99.2	Harman International Industries, Incorporated press release, dated September 24, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

By:   /s/ Sandra B. Robinson
Sandra B. Robinson
Vice President – Financial Operations and Chief Accounting Officer

Date:  September 24, 2007